                                                                      Exhibit 24

                               POWER OF ATTORNEY
                               -----------------

     KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, do hereby constitute and appoint RAZ STEINMETZ, ALLA KANTER, and ELI S. GOLDBERG, or any one and or more of them, my true and lawful attorney or attorneys for me, and in my name, place and stead, as a director and/or officer of AMPAL-AMERICAN ISRAEL CORPORATION to sign the Annual Report on Form 10-K of AMPAL-AMERICAN ISRAEL CORPORATION to the Securities and Exchange Commission for the year ended December 31, 2000, and any and all amendments thereto, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the above premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all said attorneys-in-fact or either of them may lawfully do or cause to be done by virtue hereof.

          March 27, 2001                            /s/ Michael Arnon
----------------------------------        --------------------------------------
               Date                                     Signature

                                                                      Exhibit 24


                               POWER OF ATTORNEY


      KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, do hereby constitute and appoint RAZ STEINMETZ, ALLA KANTER, and ELI S. GOLDBERG or any one and or more of them, my true and lawful attorney or attorneys for me, and in my name, place and stead, as a director and/or officer of AMPAL-AMERICAN ISRAEL CORPORATION to sign the Annual Report on Form 10-K of AMPAL-AMERICAN ISRAEL CORPORATION to the Securities and Exchange Commission for the year ended December 31, 2000, and any and all amendments thereto, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the above premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all said attorneys-in-fact or either of them may lawfully do or cause to be done by virtue hereof.


March 27, 2001                            /s/ Benzion Benbassat
---------------                         -------------------------
    Date                                         Signature

                                                                      EXHIBIT 24


                               POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, do hereby constitute and appoint RAZ STEINMETZ, ALLA KANTER, and ELI S. GOLDBERG, or any one and or more of them, my true and lawful attorney or attorneys for me, and in my name, place and stead, as a director and/or officer of AMPAL-AMERICAN ISRAEL CORPORATION to sign the Annual Report on Form 10-K of AMPAL-AMERICAN ISRAEL CORPORATION to the Securities and Exchange Commission for the year ended December 31, 2000, and any and all amendments thereto, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the above premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all said attorneys-in-fact or either of them may lawfully do or cause to be done by virtue hereof.


  March 27, 2001                             /s/ Yaacov Elinav
---------------------                       ------------------
      Date                                       Signature

                                                                      Exhibit 24


                               POWER OF ATTORNEY
                               -----------------


     KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, do hereby constitute and appoint RAZ STEINMETZ, ALLA KANTER, and ELI S. GOLDBERG, or any one and or more of them, my true and lawful attorney or attorneys for me, and in my name, place and stead, as a director and/or officer of AMPAL-AMERICAN ISRAEL CORPORATION to sign the Annual Report on Form 10-K of AMPAL-AMERICAN ISRAEL CORPORATION to the Securities and Exchange Commission for the year ended December 31, 2000, and any and all amendments thereto, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the above premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all said attorneys-in-fact or either of them may lawfully do or cause to be done by virtue hereof.



       March 27, 2001                     /s/ Kenneth L. Henderson
-----------------------------               --------------------------
            Date                                    Signature

                                                                      Exhibit 24

                               POWER OF ATTORNEY
                               -----------------

     KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, do hereby constitute and appoint RAZ STEINMETZ, ALLA KANTER, and ELI S. GOLDBERG, or any one and or more of them, my true and lawful attorney or attorneys for me, and in my name, place and stead, as a director and/or officer of AMPAL-AMERICAN ISRAEL CORPORATION to sign the Annual Report on Form 10-K of AMPAL-AMERICAN ISRAEL CORPORATION to the Securities and Exchange Commission for the year ended December 31, 2000, and any and all amendments thereto, granting unto sold attorneys-in-fact, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the above premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all said attorneys-in-fact or either of them may lawfully do or cause to be done by virtue hereof.

 March 27, 2001                       /s/ Hillel Peled
---------------------                 ------------------------
     Date                                 Signature

                                                                      Exhibit 24

                               POWER OF ATTORNEY
                               -----------------


     KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, do hereby constitute and appoint RAZ STEINMETZ, ALLA KANTER, and ELI S. GOLDBERG, or any one and or more of them, my true and lawful attorney or attorneys for me, and in my name, place and stead, as a director and/or officer of AMPAL-AMERICAN ISRAEL CORPORATION to sign the Annual Report on Form 10-K of AMPAL-AMERICAN ISRAEL CORPORATION to the Securities and Exchange Commission for the year ended December 31, 2000, and any and all amendments thereto, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the above premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all said attorneys-in-fact or either of them may lawfully do or cause to be done by virtue hereof.

  March 27, 2001                   /s/ Raz Steinmetz
---------------------            ----------------------
        Date                           Signature

                                                                      Exhibit 24

                               POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, do hereby constitute and appoint RAZ STEINMETZ, ALLA KANTER, and ELI S. GOLDBERG, or any one and or more of them, my true and lawful attorney or attorneys for me, and in my name, place and stead, as a director and/or officer of AMPAL-AMERICAN ISRAEL CORPORATION to sign the Annual Report on Form 10-K of AMPAL-AMERICAN ISRAEL CORPORATION to the Securities and Exchange Commission for the year ended December 31, 2000, and any and all amendments thereto, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the above premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all said attorneys-in-fact or either of them may lawfully do or cause to be done by virtue hereof.



         March 27, 2001                          /s/ Daniel Steinmetz
       --------------------                       ---------------------
             Date                                        Signature

                                                                      Exhibit 24

                               POWER OF ATTORNEY
                               -----------------

     KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, do hereby constitute and appoint RAZ STEINMETZ, ALLA KANTER, and ELI S. GOLDBERG, or any one and or more of them, my true and lawful attorney or attorneys for me, and in my name, place and stead, as a director and/or officer of AMPAL-AMERICAN ISRAEL CORPORATION to sign the Annual Report on Form 10-K of AMPAL-AMERICAN ISRAEL CORPORATION to the Securities and Exchange Commission for the year ended December 31, 2000, and any and all amendments thereto, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the above premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all said attorneys-in-fact or either of them may lawfully do or cause to be done by virtue hereof.

         March 27, 2001                             /s/ Avi A. Vigder
----------------------------------        --------------------------------------
               Date                                     Signature

                                                                      Exhibit 24

                               POWER OF ATTORNEY
                               -----------------

     KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, do hereby constitute and appoint RAZ STEINMETZ, ALLA KANTER, and ELI S. GOLDBERG, or any one and or more of them, my true and lawful attorney or attorneys for me, and in my name, place and stead, as a director and/or officer of AMPAL-AMERICAN ISRAEL CORPORATION to sign the Annual Report on Form 10-K of AMPAL-AMERICAN ISRAEL CORPORATION to the Securities and Exchange Commission for the year ended December 31, 2000, and any and all amendments thereto, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the above premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all said attorneys-in-fact or either of them may lawfully do or cause to be done by virtue hereof.

         March 27, 2001                          /s/ Eliyahu Wagner
----------------------------------        --------------------------------------
               Date                                     Signature